Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

Contacts:	Media Relations:	Investor Relations:
	Sheri Woodruff	John Roselli
	610-893-9555 Office 609-933-9243 Mobile swoodruff@tycoelectronics.com	610-893-9559 Office john.roselli@tycoelectronics.com Keith Kolstrom 610-893-9551 Office keith.kolstrom@tycoelectronics.com

TYCO ELECTRONICS BOARD APPROVES $750 MILLION SHARE REPURCHASE PROGRAM;

DECLARES ITS FIRST REGULAR QUARTERLY DIVIDEND

PEMBROKE, Bermuda — Sept. 27, 2007 — Tyco Electronics Ltd. (NYSE: TEL; BSX: TEL) today announced that its Board of Directors has authorized a new share repurchase program to acquire up to $750 million of the company’s outstanding common stock and also has declared a regular quarterly cash dividend of $0.14 per common share.

Tom Lynch, Tyco Electronics’ Chief Executive Officer and a member of the company’s Board of Directors, said, “Solid cash flow and a strong balance sheet have enabled us to announce this share repurchase program, as well as to declare our first quarterly dividend as an independent company.  These initiatives are consistent with our plan to return excess capital to shareholders as business conditions allow.”

Any repurchases by the company will be made in accordance with applicable securities laws in the open market or in private transactions.   The repurchase program is subject to business and market conditions, and may be commenced, suspended or discontinued at any time or from time to time without prior notice.

The dividend declared by the Board of Directors is payable on Nov. 1, 2007, to shareholders of record as of Oct. 1, 2007.

FORWARD-LOOKING STATEMENTS

This release may contain certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995.  These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements.  All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements.  The forward-looking statements in this release include statements addressing the following subjects: future financial condition and operating results.  Economic, business, competitive and/or regulatory factors affecting Tyco Electronics’ businesses are examples of factors, among others, that could cause actual results to differ materially from those described in the forward-looking statements.  In addition, Tyco Electronics’ historical combined financial information is not necessarily representative of the results it would have achieved as an independent, publicly-traded company and may not be a reliable indicator of its future results.  Tyco Electronics has no intention and is under no obligation to (and expressly disclaims any such intention or obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.  More detailed information about these and other factors is set forth in the following reports filed with the Securities and Exchange Commission: Information Statement included as Exhibit 99.1 to Tyco Electronics’ Current Report on Form 8-K filed June 8, 2007, Tyco Electronics’ Quarterly Report on Form 10-Q for the Quarterly Period ended June 29, 2007 and Tyco Electronics’ Current Report on Form 8-K filed September 20, 2007.

ABOUT TYCO ELECTRONICS

Tyco Electronics Ltd. is a leading global provider of engineered electronic components, network solutions and wireless systems, with 2006 sales of US$12.8 billion to customers in more than 150 countries.  We design, manufacture and market products for customers in industries from automotive, appliances and aerospace and defense to telecommunications, computers and consumer electronics.  With over 8,000 engineers and worldwide manufacturing, sales and customer service capabilities, Tyco Electronics’ commitment is our customers’ advantage.  More information on Tyco Electronics can be found at www.tycoelectronics.com.

#  #  #